Exhibit 10.10

ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM DIVISION OF BUSINESS AND FINANCE SECTION A: CONTRACT AMENDMENT

1. AMENDMENT #	2. CONTRACT #:	3. EFFECTIVE DATE OF AMENDMENT:	4. PROGRAM

9	YH14-0001-07	April 1, 2015	DHCM-ACUTE

5.	CONTRACTOR NAME AND ADDRESS:

Health Choice Arizona

410 N. 44th Street, Suite 900

Phoenix, AZ 85008

6.	PURPOSE: To amend the Contract for the period April 1, 2015 through September 30, 2015 and to amend Section B, Capitation Rates and Contractor Specific Requirements, Section C, Definitions, Section D, Acute Care Program Requirements, and Section F, Attachments.

7.	THE ABOVE REFERENCED CONTRACT IS HEREBY AMENDED AS FOLLOWS:

•	Section B, Capitation Rates and Contractor Specific Requirements

•	FQHCs/RHCs and FQHC Look-Alikes for PPS-eligible visits: Effective 04/01/2015, AHCCCS and its contracted Managed Care Organizations (MCOs) will begin paying the all-inclusive per visit PPS rate on a per claim basis, replacing the current method of reimbursing claims by the capped fee-for-service fee schedule.

•	Capitation Rates are adjusted to account for the payment responsibility clarification regarding payment of hospital claims when the principal diagnosis on the claim is behavioral health, even when physical health services are also present on the claim.

•	Section C, Definitions

•	Section D, Acute Care Program Requirements

•	Section F, Attachment

Attachment F3, Contractor Chart of Deliverables

Refer to the individual Contract sections for specific changes.

8.	EXCEPT AS PROVIDED FOR HEREIN, ALL TERMS AND CONDITIONS OF THE ORIGINAL CONTRACT NOT HERETOFORE CHANGED AND/OR AMENDED REMAIN UNCHANGED AND IN FULL EFFECT.

IN WITNESS WHEREOF THE PARTIES HERETO SIGN THEIR NAMES IN AGREEMENT

9. SIGNATURE OF AUTHORIZED REPRESENTATIVE:	10. SIGNATURE OF AHCCCS CONTRACTING OFFICER:

/s/ Mike Uchrin	/s/ Michael Veit
TYPED NAME: MIKE UCHRIN	TYPED NAME: MICHAEL VEIT

TITLE: CHIEF EXECUTIVE OFFICER	TITLE: CONTRACTS AND PURCHASING ADMINISTRATOR

DATE: 2/27/15	DATE: FEB 11 2015

See Exhibit 10.XX for full current amended text of AHCCCS Contract.